UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2021 (June 24, 2021)

KORTH DIRECT MORTGAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2937 SW 27th Avenue, Suite 307, Miami, FL 33133

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code 305-668-8485

                      N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 29, 2021, Korth Direct Mortgage Inc., a Florida corporation, which we refer to as KDM, issued and sold to “qualified institutional buyers,” as defined in rule 144A under the Securities Act of 1933, as amended, or the Securities Act, in a private placement transaction 19,000 shares of its Series B 6.50% Cumulative Non-Voting Redeemable Secured Preferred Stock, $0.001 par value per share, with a liquidation preference of $1,000 per share, which we refer as the Series B preferred stock, based on the private placement exemption under Section 4(a)(2) of the Securities Act.

The terms of the Series B preferred stock are more fully described in the Articles of Amendment to the Articles of Incorporation and Certificate of Designation of Series B 6.50% Cumulative Non-Voting Redeemable Secured Preferred Stock of KDM filed with the Florida Secretary of State on June 25, 2021, a copy of which is attached as Exhibit 3.4 to this Current Report on Form 8-K and which we refer to as the Series B Certificate of Designation. The proceeds of the sale of the Series B preferred stock will be used for general corporate purposes, which may include support future growth and KDM’s transition to a better execution model through aggregation of mortgage secured notes collateral.

The Series B preferred stock is non-convertible and will pay cumulative dividends, if and when declared by the KDM’s board of directors, at a rate of 6.50% per annum. Dividends declared will be payable quarterly in arrears on the 15th day of January, April, July and October of each year. The Series B preferred stock ranks senior to KDM’s outstanding Series A 6% Cumulative Perpetual Convertible Preferred Stock, par value $0.001 per share, or Series A preferred stock, and all of KDM’s common stock, and will rank pari passu with, or senior to, all future issuances of preferred stock of KDM.

KDM is required to use commercially reasonable efforts to maintain a nationally-recognized statistical ratings organization, or NRSRO, rating for so long as any shares of Series B preferred stock remain outstanding. If KDM fails to maintain an NRSRO rating for the Series B preferred stock of at least BBB (or the equivalent thereof), the dividend rate applicable to the Series B preferred stock will be increased by 25 basis points, and in the event KDM fails to maintain an NRSRO rating of at least BBB- (or the equivalent thereof), the dividend rate applicable to the Series B preferred stock will be increased by an additional 25 basis points.

The Series B preferred stock is redeemable at KDM’s option, in whole or in part, on or after June 29, 2026, at a redemption price per share equal to $1,000.00 per share, plus accrued and unpaid dividends, if any. Subject to applicable law, KDM is required to redeem the Series B preferred stock, in each case at a redemption price equal to $1,000.00 per share, plus accrued and unpaid dividends, as follows:

•	10% of the originally-issued shares of Series B preferred stock on June 29, 2027;

•	10% of the originally-issued shares of Series B preferred stock on June 29, 2028;

•	10% of the originally-issued shares of Series B preferred stock on June 29, 2029;

•	20% of the originally-issued shares of Series B preferred stock on June 29, 2030; and

•	50% of the originally-issued shares of Series B preferred stock on June 29, 2031.

KDM’s obligations to redeem the Series B preferred stock will be secured by a security interest on servicing fees, as specified in each mortgage secured note issued by KDM, which is the difference between the interest payable pursuant to the mortgage secured note and the interest receivable pursuant to the related commercial real estate mortgage loan. The requisite holders of Series B preferred stock will entitled to exercise rights and remedies pursuant to such security interest in the event that KDM does not pay the relevant mandatory redemption price (inclusive of any accrued and unpaid dividends) within thirty (30) days of the applicable redemption date, except with respect to the final redemption date, which is not be subject to a thirty (30)-day grace period.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment to Terms of Series A Preferred Stock

As a condition to establishing the Series B preferred stock and consummating the private placement described in Item 3.02 of this Current Report on Form 8-K, on June 24, 2021, holders of 180,000 shares of KDM’s Series A 6% Cumulative Perpetual Convertible Preferred Stock, par value $0.001 per share, or Series A preferred stock, representing 90% of the outstanding shares of Series A preferred stock, approved by written consent certain amendments to the terms of the Series A preferred stock, as more particularly described below. KDM issued the outstanding shares of Series A preferred stock in September 2019, in a private placement transaction exempt from registration under the Securities Act for aggregate gross proceeds of approximately $5 million. The terms of the Series A preferred stock are set forth in the Amendment to Articles of Incorporation and Certificate of Designation filed with the Florida Secretary of State on September 20, 2019 and attached as Exhibit 3.1 to this Current Report on Form 8-K, as amended and restated by that certain Amendment to Articles of Incorporation and Amended Certificate of Designation filed with the Florida Secretary of State on March 20, 2020 and attached as Exhibit 3.2 to this Current Report on Form 8-K.

Pursuant to the amendment to the Series A preferred stock terms approved by the requisite holders KDM’s Series A preferred stock on June 24, 2021, which we refer to as the Series A preferred stock amendment, KDM may issue preferred stock that, pursuant to its terms, is expressly senior in rights or liquidation preference to the Series A preferred stock, and the dividend or redemption payments of which are secured by specific assets of KDM.

The Series A preferred stock amendment was filed with the Florida Secretary of State on June 25, 2021 and is attached as Exhibit 3.3 to this Current Report on Form 8-K.

Terms of Series B Preferred Stock

Pursuant to the Series B Certificate of Designation, the Series B preferred stock ranks, with respect to dividend rights and rights upon KDM’s liquidation, winding up or dissolution:

•	senior to KDM’s common stock, Series A preferred stock and each other class of capital stock or series of KDM’s preferred stock that KDM’s board of directors may establish in the future, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series B preferred stock;

•	on parity with each class of KDM’s capital stock or series of KDM’s preferred stock that KDM’s board of directors may establish in the future, the terms of which expressly provide that such class or series will rank on parity with the Series B preferred stock, which we refer to as parity stock; and

•	junior to each class of KDM’s capital stock or series of KDM’s preferred stock that KDM’s board of directors may establish in the future, the terms of which expressly provide that such class or series will rank senior to the Series B preferred stock, which we refer to as senior stock.

Pursuant to the Series B Certificate of Designation, so long as any shares of Series B preferred stock remain outstanding, KDM will not permit:

•	its net worth, determined as of the last day of each fiscal quarter, to be less than the product resulting when (i) the number of shares of Series B preferred stock outstanding as of the last day of such fiscal quarter is multiplied by (ii) $1,150.00;

•	its dividend coverage ratio for such fiscal quarter to be less than 1.50 to 1.00; or

•	any portion of the servicing fees it receives with respect to mortgage secured notes to be utilized for general corporate purposes unless all dividends on the Series B preferred stock are current.

In addition, pursuant to the Series B Certificate of Designation, so long as any shares of Series B preferred stock remain outstanding, KDM will not, without the prior written consent of holders representing at least a majority of the then-outstanding shares of Series B preferred stock, issue any parity stock, senior stock or unsecured indebtedness that ranks senior to, or pari passu with, the Series B preferred stock. The Series B Certificate of Designation specifically permits KDM to issue the following without the prior permission of holders of Series B preferred stock:

•	one or more issuances of preferred stock with the same or different dividend rate as the Series B preferred stock and secured by the servicing fees related to mortgage secured notes, so long as KDM’s pro forma dividend coverage ratio, after giving effect to any such issuance, is no less than 6.00 to 1.00 as of the end of the most recent fiscal quarter;

•	one or more warehouse lines of credit utilized to fund the issuance of mortgage secured notes with a maturity of not more than 36 months, where such warehouse line of credit is secured by the loans originated pursuant to such warehouse line;

•	secured indebtedness or capital stock that has separate and distinct collateral securing them, either as on-time transactions or ongoing programs, provided KDM does not grant a security interest in the servicing fees related to mortgage secured notes in connection with such secured indebtedness or the issuance of such capital stock; and

•	indebtedness secured by KDM subsidiaries or other special purpose vehicles so long as any security interest granted in connection therewith does not relate to, or otherwise cover, the servicing fees related to mortgage secured notes.

For purposes of the description above, “net worth” and “dividend coverage ratio” are calculated as described in the Series B Certificate of Designation.

So long as any shares of Series B preferred stock remain outstanding, as more fully set forth in the Series B Certificate of Designation, KDM will not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Series B preferred stock, amend, alter or repeal or otherwise change (including in connection with any merger, consolidation or other similar transaction) any provision of the Series B Certificate of Designation or KDM’s Articles of Incorporation, as amended, if the amendment, authorization or repeal would materially and adversely affect the rights, preferences, powers or privileges of the Series B preferred stock. Otherwise, holders of the Series B preferred stock will have no voting rights, except as otherwise required by law or KDM’s Articles of Incorporation, as amended, and are not entitled to any preemptive or preferential rights to purchase any of KDM’s securities.

In addition to the foregoing, the information set forth under Item 3.02 above is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Items 3.02 and 3.03 above is incorporated into this Item 5.03 by reference to the extent relevant to this Item.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described in Item 3.02 above, on June 24, 2021, holders of at least two-thirds of KDM’s outstanding shares of Series A preferred stock approved the Series A preferred stock amendment by written consent. A copy of the Series A preferred stock amendment, which was filed with the Florida Secretary of State on June 25, 2021, is attached as Exhibit 3.3 to this Current Report on Form 8-K

Item 7.01. Regulation FD Disclosure.

On June 29, 2021, KDM issued a press release announcing that it had issued and sold shares of its Series B preferred stock in a private placement transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on September 20, 2019
3.2	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Amended Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on March 20, 2020
3.3	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Amendment to Amended Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on June 25, 2021
3.4	Articles of Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Certificate of Designation of Series B 6.50% Cumulative Non-Voting Redeemable Secured Preferred Stock, as filed with the Florida Secretary of State on June 25, 2021
99.1	Press Release, dated June 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORTH DIRECT MORTGAGE INC.

Dated: June 30, 2021	By:	/s/ Holly C. MacDonald-Korth
Holly C. MacDonald-Korth, President

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on September 20, 2019
3.2	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Amended Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on March 20, 2020
3.3	Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Amendment to Amended Certificate of Designation of Series A 6% Cumulative Perpetual Convertible Preferred Stock, as filed with the Florida Secretary of State on June 25, 2021
3.4	Articles of Amendment to Articles of Incorporation of Korth Direct Mortgage Inc. and Certificate of Designation of Series B 6.50% Cumulative Non-Voting Redeemable Secured Preferred Stock, as filed with the Florida Secretary of State on June 25, 2021
99.1	Press Release, dated June 29, 2021